UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04894

Franklin Managed Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 9/30/12

Item 1. Reports to Stockholders.

SEPTEMBER 30, 2012

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Managed Trust

Sign up for electronic delivery
at franklintempleton.com/edelivery

FRANKLIN RISING DIVIDENDS FUND

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

| 1

Annual Report

Franklin Rising Dividends Fund

Your Fund’s Goal and Main Investments: Franklin Rising Dividends Fund seeks long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in companies that have paid consistently rising dividends.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Rising Dividends Fund covers the fiscal year ended September 30, 2012.

Performance Overview

For the 12 months under review, Franklin Rising Dividends Fund – Class A delivered a +22.02% cumulative total return. The Fund underperformed the +30.20% total return of its benchmark, the Standard & Poor’s® 500 Index (S&P 500®), which is a broad measure of U.S. stock performance.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, grew at a moderate but declining rate during the 12-month period ended September 30, 2012. Encouraging labor market and housing data as well as an expanding services sector helped offset a loss of momentum in the manufacturing sector, a major driver of the U.S. economy. The national unemployment rate declined from 9.1% at the beginning of the period to a 44-month low of 7.8% in September 2012.2 Although prices of some key commodities increased during the period and contributed to higher producer prices, consumer price inflation remained fairly low.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 19.

Annual Report | 3

The U.S. Federal Reserve Board (Fed) recognized significant headwinds to the pace of U.S. economic recovery, including the ongoing European fiscal and banking crisis and its potential spillover to U.S. financial markets and institutions, as well as signs of slowing global economic growth. In addition, the looming possibility that U.S. tax increases and government expenditure reductions would come into effect at the beginning of 2013 (the so-called “fiscal cliff”) prompted many businesses to hold off on major investment and hiring decisions. Seeking to support a stronger economic recovery, in September the Fed agreed to purchase additional mortgage-backed securities to provide further quantitative easing (QE3) and to continue extending the average maturity of its Treasury holdings (commonly called Operation Twist). The Fed also anticipated it would maintain historically low interest rates at least through mid-2015.

At the end of the reporting period, the U.S. presidential contest dominated headlines. Significant challenges to the U.S. economy remained, including an elevated although improved level of unemployment, lack of broad public and political agreement on how to achieve U.S. deficit reduction, and uncertainty surrounding deeply indebted European countries. Signs of China’s economic growth slowdown further contributed to pessimism. Long-term resolution of European debt issues remained unclear, but in September the European Central Bank and European leaders established the European Stability Mechanism that, once funded by eurozone members, was expected to provide relief to troubled eurozone countries and banks.

Global developed and emerging stock markets, as measured by the MSCI All Country World Index, fluctuated as investors apparently reacted to news headlines and shifted between risk taking and risk aversion. Stock markets ultimately generated strong 12-month gains. Not all investors favored stocks, however, and many sought perceived safe havens such as gold bullion, the Japanese yen, the U.S. dollar and U.S. Treasuries. By period-end, the nominal yield on the 10-year U.S. Treasury note had declined to 1.65%.

Investment Strategy

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also experience stock price appreciation. We select portfolio securities based on several criteria. To be eligible for purchase, stocks generally will pass certain screens, requiring consistent and substantial dividend increases, strong balance sheets, and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our

4 | Annual Report

standards and attempt to acquire them at what we believe are attractive prices, often when they are out of favor with other investors.

Manager’s Discussion

During the 12 months under review, three holdings that helped Fund performance were Roper Industries, Wal-Mart Stores and Abbott Laboratories. Roper, a provider of engineered products, software, and services for diverse end markets, continued to grow its portfolio of high margin and strong free cash flow generating businesses. Particularly noteworthy was its recent acquisition of Sunquest Information Systems. Roper has increased its dividend for the past 19 years. Despite economic challenges faced by many of its lower income customers, Wal-Mart, a global retailer of value priced merchandise, has been able to materially improve its comparable store sales in the U.S. in recent quarters. Wal-Mart has also continued to expand its global operations and has increased its dividend for the 38th consecutive year. Abbott, a diversified manufacturer of health care products, plans to spin off its proprietary drug business into a separate company while retaining its other businesses, which include diagnostic equipment, medical devices and nutritional supplements. Investors have also begun to focus more on its pipeline of new drugs. Abbott has 40 years of dividend increases.

Detractors from performance included Johnson Controls, Erie Indemnity and Matthews International. Johnson Controls, a leading global manufacturer of auto batteries and interior systems as well as building efficiency controls, experienced weakness in several of its businesses. A mild winter depressed the auto battery aftermarket, while economic weakness in Europe and poor execution on some new contracts further hurt operating results. Erie Indemnity, the management company for the Erie Insurance Exchange, reported disappointing earnings as a result of higher operating expenses and lower investment income. Expenses rose largely because of the company’s decision to position itself to generate better premium growth. Operating results for Matthews International, a manufacturer of memorialization products, were depressed by low death rates in the U.S., as well as system implementation issues.

We initiated new positions in print and electronic reading and educational products publisher John Wiley & Sons (19 years of consecutive dividend increases), oil and gas exploration and production company Occidental Petroleum (10 years), and leading U.S. drug store operator Walgreen (37 years). We added significantly to our holdings of Johnson Controls, large integrated energy companies Chevron (25 years) and Exxon Mobil (30 years), health

Annual Report | 5

care products manufacturer and marketer Johnson & Johnson (50 years), water and electronic end markets manufacturer Pentair (36 years), and health care equipment and supplies company Stryker (19 years), and made smaller additions to other company holdings. We liquidated our positions in Hudson City Bancorp, People’s Bancorp, Trustco Bank, and U.S. Bancorp., and we reduced our holding in Abbott Laboratories and made smaller reductions in other holdings.

Our 10 largest positions on September 30, 2012, represented 40.0% of the Fund’s total net assets. It is interesting to note how these 10 companies would, in aggregate, respond to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 37 years in a row and by 238% over the past 10 years. Their most recent year-over-year dividend increases averaged 11.2% with a dividend yield of 2.6% on September 30, 2012, and a dividend payout ratio of 35.7%, based on estimates of calendar year 2012 operating earnings. Their average price/earnings ratio was 13.8 times 2012 estimates versus 13.4 for that of the unmanaged S&P 500.

Thank you for your continued participation in Franklin Rising Dividends Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

Performance Summary as of 9/30/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 7

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 9

10 | Annual Report

Endnotes

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5. Effective 10/3/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/3/05, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/3/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/3/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +45.01% and +5.46%.

6. Source: © 2012 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 11

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

12 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.98%; B: 1.72%; C: 1.73%; R: 1.23%; and Advisor: 0.73%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Annual Report | 13

14 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Managed Trust

Financial Highlights *(continued)*

Franklin Rising Dividends Fund

Class R	Year Ended September 30, 2012	2011	2010	2009	2008
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$31.29	$30.82	$26.64	$28.96	$37.31
Income from investment operations[a]:					
Net investment income[b]	0.43	0.39	0.31	0.10[c]	0.40
Net realized and unrealized gains (losses)	6.34	0.38	3.94	(2.00)	(7.72)
Total from investment operations	6.77	0.77	4.25	(1.90)	(7.32)
Less distributions from:					
Net investment income	(0.34)	(0.30)	(0.07)	(0.42)	(0.36)
Net realized gains	—	—	—	—	(0.67)
Total distributions	(0.34)	(0.30)	(0.07)	(0.42)	(1.03)
Redemption fees[d]	—	—	—	—	—[e]
Net asset value, end of year	$37.72	$31.29	$30.82	$26.64	$28.96
Total return[f]	21.74%	2.47%	15.97%	(6.18)%	(20.03)%
Ratios to average net assets					
Expenses	1.21%	1.24%	1.30%	1.38%[g]	1.26%[g]
Net investment income	1.19%	1.17%	1.07%	0.44%[c]	1.22%
Supplemental data					
Net assets, end of year (000's)	$179,509	$80,959	$45,876	$33,179	$31,554
Portfolio turnover rate	2.77%	4.04%	5.65%	22.61%	4.29%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $(0.24) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.47%.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Amount rounds to less than $0.01 per share.

[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[g]Benefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Managed Trust

Statement of Investments, September 30, 2012

Franklin Rising Dividends Fund	Shares	Value
Common Stocks 95.1%		
Aerospace & Defense 4.1%		
General Dynamics Corp.	1,147,000	$ 75,839,640
United Technologies Corp.	3,567,202	279,276,245
		355,115,885
Automobiles & Components 2.6%		
Johnson Controls Inc.	8,152,111	223,367,841
Commercial & Professional Services 0.7%		
ABM Industries Inc.	1,145,249	21,679,564
Cintas Corp.	991,600	41,101,820
		62,781,384
Consumer Durables & Apparel 1.7%		
[a]Kid Brands Inc.	594,253	909,207
Leggett & Platt Inc.	1,097,590	27,494,630
NIKE Inc., B	1,184,500	112,420,895
Superior Uniform Group Inc.	219,200	2,626,016
		143,450,748
Consumer Services 3.9%		
Hillenbrand Inc.	1,366,700	24,860,273
[b]Matthews International Corp., A	1,488,200	44,378,124
McDonald's Corp.	2,949,654	270,630,754
		339,869,151
Diversified Financials 0.2%		
State Street Corp.	424,000	17,791,040
Electrical Equipment 4.0%		
Brady Corp., A	2,534,825	74,219,676
Roper Industries Inc.	2,447,109	268,912,808
		343,132,484
Energy 9.4%		
Chevron Corp.	3,814,100	444,571,496
Exxon Mobil Corp.	3,090,700	282,644,515
Occidental Petroleum Corp.	970,500	83,521,230
		810,737,241
Food & Staples Retailing 5.4%		
Wal-Mart Stores Inc.	4,533,900	334,601,820
Walgreen Co.	3,527,000	128,523,880
		463,125,700

Annual Report | 19

Franklin Managed Trust

Statement of Investments, September 30, 2012 *(continued)*

Franklin Rising Dividends Fund	Shares	Value
Common Stocks (continued)		
Food, Beverage & Tobacco 7.0%		
Archer-Daniels-Midland Co.	7,878,400	$ 214,134,912
McCormick & Co. Inc.	2,146,400	133,162,656
PepsiCo Inc.	3,641,300	257,694,801
		604,992,369
Health Care Equipment & Services 11.9%		
Becton, Dickinson and Co.	3,249,016	255,242,697
Hill-Rom Holdings Inc.	749,900	21,792,094
Medtronic Inc.	7,291,000	314,387,920
Stryker Corp.	4,804,727	267,431,105
Teleflex Inc.	1,188,653	81,826,872
West Pharmaceutical Services Inc.	1,570,800	83,362,356
		1,024,043,044
Household & Personal Products 4.6%		
Colgate-Palmolive Co.	923,105	98,975,318
The Procter & Gamble Co.	4,306,500	298,698,840
		397,674,158
Industrial Conglomerates 0.2%		
Carlisle Cos. Inc.	321,829	16,709,362
Insurance 3.4%		
Aflac Inc.	763,910	36,576,011
Arthur J. Gallagher & Co.	874,700	31,331,754
The Chubb Corp.	430,000	32,800,400
Erie Indemnity Co., A	1,733,082	111,385,180
Mercury General Corp.	290,519	11,228,559
Old Republic International Corp.	4,380,950	40,742,835
RLI Corp.	426,359	28,421,091
		292,485,830
Machinery 7.8%		
Donaldson Co. Inc.	1,012,104	35,130,130
Dover Corp.	4,948,800	294,404,112
Pentair Ltd.	7,712,000	343,261,120
		672,795,362
Materials 11.1%		
Air Products and Chemicals Inc.	3,877,102	320,636,335
[b]Albemarle Corp.	5,173,025	272,514,957
Bemis Co. Inc.	1,516,389	47,720,762
Ecolab Inc.	1,115,000	72,263,150
Nucor Corp.	958,400	36,668,384
Praxair Inc.	1,943,967	201,939,292
		951,742,880

20 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Franklin Managed Trust

Notes to Financial Statements

Franklin Rising Dividends Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Managed Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin Rising Dividends Fund (Fund). The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an

26 | Annual Report

Franklin Managed Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of September 30, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Annual Report | 27

Franklin Managed Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

28 | Annual Report

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

a. Management Fees

Effective April 1, 2012, the Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annual Report | 29

Franklin Managed Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees (continued)

Prior to April 1, 2012, the Fund paid fees to Advisory Services based on the average daily net assets of the Fund as follows:

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Fund.

The Fund also pays accounting fees to Advisory Services as noted in the Statement of Operations.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

30 | Annual Report

Franklin Managed Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended September 30, 2012, the Fund paid transfer agent fees of $11,151,507, of which $4,329,359 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended September 30, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

At September 30, 2012, the Fund had capital loss carryforwards of $22,986,866 expiring in 2017. During the year ended September 30, 2012, the Fund utilized $8,022,134 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At September 30, 2012, the Fund deferred post-October capital losses of $7,344,647.

Annual Report | 31

Franklin Managed Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Fund

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended September 30, 2012 and 2011, was as follows:

At September 30, 2012, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2012, aggregated $2,548,943,152 and $183,833,054, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

32 | Annual Report

Franklin Managed Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Fund

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended September 30, 2012, were as shown below.

9. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of Advisory Services. For the year ended September 30, 2012, the Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the Fund is noted in the Statement of Operations. At September 30, 2012, 4.83% of the Fund’s outstanding shares was held by one or more of the Allocator Funds.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Annual Report | 33

Franklin Managed Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Fund

10. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended September 30, 2012, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At September 30, 2012, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

34 | Annual Report

Franklin Managed Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Fund

12. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report | 35

Franklin Managed Trust

Report of Independent Registered Public Accounting Firm

Franklin Rising Dividends Fund

To the Shareholders and Board of Trustees of Franklin Managed Trust

We have audited the accompanying statement of assets and liabilities of the Franklin Rising Dividends Fund, a series of shares of Franklin Managed Trust, including the statement of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Rising Dividends Fund at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP
Philadelphia, Pennsylvania

November 15, 2012

36 | Annual Report

Franklin Managed Trust

Tax Information (unaudited)

Franklin Rising Dividends Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended September 30, 2012.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $169,030,526 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended September 30, 2012. Distributions, including qualified dividend income, paid during calendar year 2012 will be reported to shareholders on Form 1099-DIV by mid-February 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Annual Report | 37

Franklin Managed Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

38 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Gregory H. Williams (1943) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2008	7	None

Principal Occupation During at Least the Past 5 Years:
Private Investor; Professor of Law and Political Science; and Consultant; and **formerly,** President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****William J. Lippman (1925)** One Parker Plaza, 9th Floor Fort Lee, NJ 07024-2900	Trustee, President and Chief Executive Officer – Investment Management	Trustee and President since 1986 and Chief Executive Officer – Investment Management since 2002	7	None

Principal Occupation During at Least the Past 5 Years:
President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of two of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since April 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Breda M. Beckerle (1958) 600 Fifth Avenue New York, NY 10020	Chief Compliance Officer and Vice President	Since May 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; Vice President and Compliance Officer – Commingled Trusts, Fiduciary Trust International of the South; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Annual Report | 39

40 | Annual Report

Annual Report | 41

Franklin Managed Trust

Shareholder Information

Franklin Rising Dividends Fund

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

42 | Annual Report

This page intentionally left blank.

This page intentionally left blank.

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin Rising Dividends Fund

Investment Manager
Franklin Advisory Services, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.

158 A 11/12

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank T. Crohn and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $27,000 for the fiscal year ended September 30, 2012 and $27,000 for the fiscal year ended September 30, 2011.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) There were no non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MANAGED TRUST

By /s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date November 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date November 27, 2012

By /s/ Robert G. Kubilis Robert G. Kubilis

     Chief Financial Officer and Chief Accounting Officer Date November 27, 2012